UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive office)	(Zip Code)

(954) 630-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 17, 2008, Point Blank Solutions, Inc. (“the Company”) issued a press release reporting fourth quarter and year end results for the fiscal year 2007. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

In accordance with General Instruction B.2 to Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT #	DESCRIPTION
99.1	Press Release of Point Blank Solutions, Inc., dated March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

	By:	/s/ JOHN C. SIEMER
	Name:	JOHN C. SIEMER
	Title:	Chief Operating Officer and Chief of Staff

Dated: March 17, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release of Point Blank Solutions, Inc., dated March 17, 2008.